JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 3, 2017 to the Prospectus,

Summary Prospectuses and Statement of Additional

Information dated November 1, 2016, as supplemented

Effective on or around September 1, 2017, Stephanie Sigler Gdula will be on leave and will not be involved in the day to day management of the Funds. During the time Ms. Sigler Gdula is on leave, the Funds will continue to be managed by the remaining members of the portfolio management team. Ms Sigler Gdula is expected to return from her leave on or around January 15, 2018, at which point she will resume her role as a member of the Funds’ portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-ACCESS-817